EXHIBIT 99.1 ANALYST AND BANKER DAY NOVEMBER 2018

FORWARD LOOKING STATEMENTS “THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC,” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD- LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD- LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. THESE FORWARD-LOOKING STATEMENTS ARE MADE TO PROVIDE THE PUBLIC WITH MANAGEMENT’S CURRENT ASSESSMENT OF THE COMPANY’S BUSINESS. ALTHOUGH THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS DISCUSSED AND DESCRIBED IN THE COMPANY’S 2017 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON FEBRUARY 20, 2018, INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED SUBSEQUENTLY BY THE COMPANY WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.” 2

CORPUS CHRISTI, TEXAS RECAP OF THIRD QUARTER AND YTD OPERATING RESULTS AGUASCALIENTES, MEXICO

LATAM SEGMENT RESULTS ($ IN MILLIONS) REVENUE NET REVENUE $150 $79 $142 $135 $74 $130 $129 $123 $69 $69 $114 $117 $67 $64 $62 $98 $60 $52 QTR 1 QTR 2 QTR 3 QTR 1 QTR 2 QTR 3 2017 2018 2018 CONSTANT CURRENCY 2017 2018 2018 CONSTANT CURRENCY 4

LATAM SEGMENT RESULTS RETAIL MARGIN PRE-TAX OPERATING MARGIN 40% 30% 37% 36% 36% 35% 36% 25% 25% 35% 25% 23% 35% 22% 23% 36% 35% 23% 23% 22% 30% 20% LATAM SEGMENT LATAM SEGMENT 25% 15% LATAM EXCL. 2018 LATAM EXCL. 2018 ACQUISITIONS ACQUISTIONS 20% 10% 5

U.S. SEGMENT RESULTS ($ IN MILLIONS) REVENUE NET REVENUE Pawn Consumer Loan Pawn Consumer Loan $21 $17 $15 $11 $19 $9 $18 $13 $10 $13 $13 $14 $328 $174 $312 $164 $288 $152 $154 $281 $276 $274 $149 $149 2017 2018 2017 2018 2017 2018 2017 2018 2017 2018 2017 2018 QTR 1 QTR 2 QTR 3 QTR 1 QTR 2 QTR 3 6

U.S. SEGMENT RESULTS RETAIL MARGIN PRE-TAX OPERATING MARGIN 42% 40% 40% 40% 40% 39% 39% 39% 35% PRE-TAX SEGMENT INCOME FROM CORE PAWN OPERATIONS 38% 37% 37% 30% INCREASED 12% Y-O-Y 36% 35% 25% 34% 36% 20% 20% 34% 33% 35% 20% 34% 18% 19% 32% 15% 17% 30% 31% 10% 30% 28% 5% 0% CONSOLIDATED U.S. LEGACY - FCFS LEGACY - CSH 7

U.S. NET REVENUE – YEAR-OVER-YEAR CHANGE $170 $2 $165 $7 3.4% INCREASE IN TOTAL $4 PAWN NET REVENUE ON SAME NUMBER OF STORES $160 $163 $162 $155 $150 Q3-2017 NET REVENUE MERCHANDISE GP PAWN FEES NET PAYDAY REVENUE Q3-2018 NET REVENUE 8

CONSOLIDATED REVENUE ($ IN MILLIONS) $1,780 $1,780 CORE PAWN REVENUE NON-CORE REVENUE $218 $182 RETAIL SALES SCRAP SALES PAWN LOAN FEES CONSUMER LOAN/CREDIT SERVICES $1,088 $106 $713 $705 $1,562 $1,598 $85 $60 $982 $628 $645 2014 2015 2016 2017 TTM Q3-2018 9

ADJUSTED EARNINGS PER SHARE GUIDANCE RANGE2: $3.45 - $3.55 GUIDANCE AS PROVIDED ON OCTOBER 25, 2018 YOY GROWTH: $4.00 26% - 30% $3.50 $3.00 $2.74 $2.50 $2.42 $2.44 $2.00 $1.50 $1.00 $0.50 $0.00 2015 2016 2017 2018 1 ADJUSTED EARNINGS PER SHARE 2018 GUIDANCE GUIDANCE 1 Adjusted earnings measures may exclude the impact of the Tax Cuts and Jobs Act, merger and other acquisition expenses and the loss on extinguishment of debt from debt refinancing, which are further described in the detailed reconciliations of adjusted earnings provided elsewhere in this presentation 2 Given the difficulty in predicting the amount and timing of future merger and other acquisition expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance 10

FIRSTCASH FISCAL 2018 OUTLOOK •UPDATED FISCAL FULL-YEAR 2018 GUIDANCE FOR ADJUSTED DILUTED EARNINGS PER SHARE TO BE IN THE RANGE OF $3.45 TO $3.551 – AT THE UPPER HALF OF THE PREVIOUS GUIDANCE OF $3.35 TO $3.55 – REPRESENTS EARNINGS PER SHARE GROWTH TO BE IN A RANGE OF 26% TO 30% •KEY ASSUMPTIONS: – THE COMPANY NOW EXPECTS TO ADD 430 TO 440 TOTAL LOCATIONS IN 2018, WHICH INCLUDES AT LEAST 55 NEW STORE OPENINGS AND THE 379 STORES ACQUIRED YEAR-TO-DATE2 – ESTIMATED EXCHANGE RATE OF APPROXIMATELY 20.0 MEXICAN PESOS / U.S. DOLLAR – EXPECTED EFFECTIVE INCOME TAX RATE FOR FISCAL 2018 OF APPROXIMATELY 26% – ANTICIPATED EARNINGS DRAG OF APPROXIMATELY $0.24 TO $0.26 PER SHARE DUE TO ACCELERATED STRATEGIC REDUCTIONS IN CONSUMER LENDING OPERATIONS 1 The guidance, announced on 10/25/2018, for fiscal 2018 is presented on a non-GAAP basis. Given the difficulty in predicting the amount and timing of future merger and other acquisition expenses, the Company cannot reasonably provide a full reconciliation of adjusted guidance to GAAP guidance 2 As of 10/31/2018 11

First Cash/Cash America Merger Recap

	Estimated Amounts at Time of Merger (April 2016)	Achieved as of December 2017	Expected Results Dec 2018
Annual Operating Cost Synergies	• ~$45 million primarily from technology, finance and other administrative synergies achieved by Mid 2018 • Minimal store closings	• $43 million in 2017	• ~$80 million of run rate synergies expected to be achieved by end of 2018
Annual Depreciation and Amortization Savings	• ~$17 – $20 million primarily from technology platform synergies	• $19 million in 2017	
Transaction and Integration Costs	• Up to ~$28 million	• Approximately $24 million	• Less than $25 million total

FirstCash

12

MERGER SYNERGIES (PRO FORMA TTM BASIS) INCLUDES DEPRECIATION AND AMORTIZATION TOTAL SYNERGIES OF ($ IN MILLIONS ON A TTM BASIS) $80 MILLION $250 $235 $228 $239 $213 $199 $200 $70 $189 $67 $177 $63 $169 $166 $59 $162 $159 $57 $150 $55 $52 $49 $45 $44 $100 $165 $161 $151 $140 $132 $122 $117 $117 $117 $50 $115 $- Q3-2016 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 Q1-2018 Q2-2018 Q3-2018 PROJECTED DEC. 31 2018 PRO FORMA ADMIN EXP. PRO FORMA DEPRECIATION AND AMORTIZATION EXP. PRO FORMA PRE-MERGER EXPENSE Note: Excludes merger related expenses 13

U.S. ADMIN HEADCOUNT REDUCTIONS POST MERGER Domestic First Cash and Cash America Headcounts Pre-Merger FIELD SUPPORT 664 CORPORATE OFFICE 515 281 446 265 358 210 154 383 250 236 204 APR. 30 DEC. 31 DEC. 31 PROJECTED 2016 2016 2017 DEC. 31 2018 14

GRAND PRAIRIE, TEXAS U.S. STORE EXPANSION LOCATIONS IN 25 STATES U.S. MONEY (2018 ACQUISITION) – ATHENS, TENNESSEE

APPROXIMATELY 1,100 U.S. LOCATIONS IN 25 STATES

■ LEGACY FIRST CASH ■ LEGACY CASH AMERICA ■ SHARED MARKETS

Note: As of 10/31/2018



WA 33
OR
MT
ND
MN
ID
SD
WI
WY 2
MI
NY
VT
NH
MA
CT
RI
ME
NV 27
UT 7
NE 1
IA
IL 27
IN 33
OH 119
PA
NJ
DE
MD
DC 3
CO 30
KS
MO 24
KY 25
WV
VA 6
29
CA
AZ 31
NM
OK 18
AR
TN 53
NC 41
SC 27
MS
AL 8
GA 46
TX 399
LA 26
FL 75
AK 6
HI

FirstCash

16

U.S. ACQUISITIONS – LAST 3 YEARS ACQUIRED STORES BY YEAR ROWTH TRATEGY U.S. G S 22 • CONTINUE SCOUTING SMALL ACQUISITIONS 4 IN EXISTING STATES SUPERIOR PAWN • ORGANIC DEMAND AS UNBANKED AND U.S. MONEY SHOPS UNDERBANKED DEMOGRAPHICS CONTINUE TO SINGLE PAWN STORES 12 GROW Note: As of 10/31/2018 • 2018 ACQUISITIONS – 12 STORE ACQUISITION IN TN/GA (U.S. MONEY Q2-2018) 3 1 6 – 4 STORE ACQUISITION IN TX (SUPERIOR PAWN Q4-2018) 2016 2017 OCT-2018 – 6 SINGLE STORE ACQUISITIONS 17

SIGNIFICANT PRESENCE IN FASTEST GROWING U.S. CITIES RANKED BY ESTIMATED 2018 POPULATION Source: Business Insider 100 43% OF DOMESTIC STORES WITHIN 89 90 A 25 MILE RADIUS OF THE TOP 35 77 80 UP AND COMING U.S. CITIES TORES 70 S 60 ASH C IDENTIFIES MARKETS WITH SIGNIFICANT ZONING IRST 50 F AND LICENSING RESTRICTIONS FOR NEW STORES OF 40 33 30 26 26 24 UMBER 20 21 22 N 19 18 20 14 17 12 9 11 11 10 7 5 5 6 4 1 1 2 0 18

STABLE REGULATORY CLIMATE FOR PAWN • PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: – ARE NON-RECOURSE LOANS – HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES – DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING • REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA • NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS • STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO (119 STORES): ENACTED MARCH 28, 2017 – WASHINGTON (33 STORES): ENACTED JULY 24, 2015 – ARIZONA (31 STORES): ENACTED JULY 24, 2014 – NEVADA (27 STORES): ENACTED OCTOBER 1, 2011 19

WIND-DOWN OF U.S. CONSUMER LENDING PRO FORMA INCLUDING CASH AMERICA ($ IN MILLIONS) $140 GROSS CONSUMER LOAN REVENUE 10% CONSUMER LOAN LOCATIONS 9% $120 $115 454 8% 54 371 $100 $91 7% 357 36 6% 114 35 $80 7% $76 281 5% 113 113 8 $60 5% $56 4% 112 4% $40 3% 3% 286 2% 222 209 $20 161 1% $0 0% 2015 2016 2017 PROJECTED 2015 2016 2017 PROJECTED 2018 2018 GROSS CONSUMER LOAN REVENUE % OF CONSOLIDATED REVENUE INSIDE PAWN STORES CASHLAND (OHIO) CONSUMER LOANS ONLY 20

TECAMACHALCO, MEXICO LATIN AMERICA STRATEGY TAMPICO, MEXICO

FIRSTCASH LATAM MARKET

MEXICO OPERATIONS – 1,312 STORES IN 32 STATES



Sonora
Chihuahua
Durango
Coahuila
Nuevo Leon
Tamaulipas
San Luis Potosi
Quintana Roo
Yucatan
1,312
Baja California
Baja California Sur
Sinaloa
Nayarit
Zacatecas
Aguascalientes
Jalisco
Colima
Michoacán
Guanajuato
Queretaro
Hidalgo
Tlaxcala
Estado de Ciudad de Mexico
Veracruz
Guerrero
Estado de Mexico
Morelos
Puebla
Oaxaca
Tabasco
Chiapas
Campeche

CENTRAL AND SOUTH AMERICA OPERATIONS – 56 STORES

■ Identifies New Country for 2018



Guatemala
39
El Salvador
13
Colombia
4

FirstCash

22

FIRSTCASH LATIN AMERICA STORE GROWTH 1,368 999 955 663 309 737 308 674 597 130 538 101 447 54 386 46 329 17 269 17 17 690 705 207 607 647 17 543 573 1 430 492 312 369 206 252 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 AS OF 10/31/2018 NEW STORE OPENINGS ACQUISITIONS 23

MAJORITY OF STORES & EMPLOYEES BASED IN LATAM; OVER 80% OF STORE INVESTMENTS IN LATAM STORE SEGMENT STORES1 EMPLOYEES1 INVESTMENTS2 CONTRIBUTION3 $98,301 $125,343 10,645 1,346 82% 34% 58% 55% 1,100 $21,774 7,694 45% $239,424 18% 42% 66% LatAm U.S. 1 As of 9/30/2018 2 TTM 9/30/2018 Store CapEx and Acquisitions 3 TTM 9/30/2018 Segment Contribution defined as Gross Profit less Store Operating Expenses and Store D&A 24

MEXICAN PAWN INDUSTRY (BASED ON PROFECO REGISTRATION DATA) • APPROXIMATELY 7,000 TOTAL REGISTERED FIRSTCASH LARGE 19% OPERATORS STORES 12% • FIRSTCASH STILL HAS LESS THAN 20% OF THE EZPAWN NON- MARKET 4% PROFITS 11% • THERE ARE 11 OTHER LARGE OPERATORS (50 STORES OR MORE) THAT OWN OVER 800 LOCATIONS ON PROFIT FOUNDATIONS SUCH AS ONTE DE SMALL • N - M OPERATORS PIEDAD, LUZ SAVINON AND DONDE HAVE 54% APPROXIMATELY 850 LOCATIONS 25

NEW STORE OPENINGS • 50 LARGE FORMAT DE NOVO LOCATIONS OPENED IN LATAM YTD 2018 – 40 IN MEXICO – 4 IN COLOMBIA – 6 IN GUATEMALA • UP TO 5 ADDITIONAL STORES OPENING IN NOVEMBER 2018 • AT LEAST 30-35 NEW STORES SET TO OPEN IN EARLY Q1 2019 BOGOTA, COLOMBIA Note: As of 10/31/2018 26

2018 MARKS RECORD YEAR FOR LATAM ACQUISITIONS • MARCH - ACQUIRED 126 STORES IN CENTRAL MEXICO LATAM ACQUISITIONS • JUNE - ACQUIRED 62 STORES IN NORTHEASTERN/SOUTHEASTERN 400 YEAR-TO-DATE 2018 357 MEXICO 15 350 342 • AUGUST - ACQUIRED 97 STORES IN THE SOUTHERN GULF REGION OF MEXICO 300 • SEPTEMBER - ACQUIRED 57 STORES IN EAST-CENTRAL MEXICO 154 250 • OCTOBER – ACQUIRED 15 STORES IN CENTRAL MEXICO 188 • THESE ACQUISITIONS ARE MOSTLY SMALLER FORMAT LOCATIONS 200 2 (TYPICALLY LESS THAN 2,500 FT ) FOCUSED PRIMARILY ON JEWELRY 150 62 LENDING AND SMALL ELECTRONICS 126 • MANY SIMILARITIES TO THE SUCCESSFUL MAXI PRENDA ACQUISITION IN 100 MEXICO IN EARLY 2016 126 50 – POTENTIAL TO INCREASE RETAIL SALES AND MARGINS – PAIRS WITH LARGE FORMAT FIRSTCASH STORES TO ACCESS MORE URBAN 0 NEIGHBORHOODS Q1-2018 Q2-2018 Q3-2018 Oct-2018 27

PAWN COLLATERAL MIX 100% 88% 87% 80% 80% 77% 80% 60% 2015 – 2016: YEAR-TO-DATE 2018: ACQUIRED 211 SMALLER FORMAT ACQUIRED 357 SMALLER FORMAT MAXI PRENDA STORES STORES 40% 20% 20% 20% 23% 12% 13% 0% 2014 2015 2016 2017 9/30/2018 LATAM - JEWELRY LATAM - GENERAL MERCHANDISE 28

MAXI PRENDA UPDATE – EARLY 2016 ACQUISITION FIRST SMALLER FORMAT ACQUISITION IN LATAM PER STORE GROWTH RATES VERSUS FIRST YEAR • ACQUISITION RECAP 100% – 211 SMALLER FOOTPRINT STORES 85% • 166 IN MEXICO 80% 71% • 32 IN GUATEMALA 23% • 13 IN EL SALVADOR 60% 48% 27% • 7 STORES WERE CONSOLIDATED WITH FIRSTCASH STORES 40% 15% • ACQUISITION MULTIPLE WAS WITHIN HISTORICAL 62% 1 RANGE OF 4 TO 6 TIMES EBITDA 20% 44% 33% – EFFECTIVE PURCHASE MULTIPLE ON ESTIMATED 2018 EBITDA IS NOW ONLY 2X 0% TOTAL REVENUE RETAIL SALES EBITDA – 2018 ESTIMATED NET INCOME MARGIN OF 22% 1 STORE-LEVEL EBITDA EXCLUDES ADMIN EXPENSES YEAR 2 (2017) YEAR 3 (2018 EST.) 29

MEXICO CITY – STORE VISITS DE NOVO FIRSTCASH STORE ACQUIRED MAXI PRENDA STORE 30

MEXICO CITY – STORE VISITS 31

MEXICO CITY – STORE VISITS 32

LATAM– COMMAND CENTER 33

CASH FLOW AND SHAREHOLDER VALUE

ADJUSTED NET INCOME AND ADJUSTED EBITDA ($ IN MILLIONS) $280 $280 $273 $240 $200 $180 $160 $153 $132 $131 $120 $85 $80 $68 $40 $0 2015 2016 2017 TTM Q3-2018 ADJUSTED NET INCOME ADJUSTED EBITDA Note: Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. See appendix for reconciliation to Net Income. 35

OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOW ($ IN MILLIONS) $246 $250 $242 $244 $220 $200 FCF YIELD1 7% $150 TTM 9/30/2018 $93 $97 $100 $81 $72 $50 $0 2015 2016 2017 TTM Q3-2018 CASH FLOW FROM OPERATING ACTIVITIES ADJUSTED FREE CASH FLOW Note: Adjusted Free Cash Flow is a non-GAAP financial measure. See appendix for reconciliation to Cash Flow from Operating Activities. 1 FCF Yield is calculated as TTM Adjusted Free Cash Flow / Market Cap. 36

POST-MERGER CASH FLOWS SUPPORT INVESTMENTS AND SHAREHOLDER RETURNS WITH MINIMAL ADDED LEVERAGE ($ IN MILLIONS) Post-Merger Investments & OUTSTANDING DEBT Shareholder Returns $605 $606 $600 $560 $600 $45 MILLION $92 $500 INCREASE $76 $305 $400 $400 $88 $360 $300 $200 $200 $350 $300 $100 $200 $0 $0 POST MERGER ACTIVITY: 9/30/2016 9/30/2018 10/1/2016 - 9/30/2018 AT MERGER SHARE REPURCHASES CAPITAL EXPENDITURES R OTES R OTES INE OF REDIT DIVIDENDS ACQUISITIONS FCFS 2021 S . N FCFS 2024 S . N FCFS L C 37

LEVERAGE PROFILE Note: Net Debt Ratio is calculated using a non-GAAP financial measure. See Company’s Q3-2018 10-Q filing on October 31, 2018 for a calculation of the Net Debt Ratio. FCFS 2021 SR. NOTES FCFS 2024 SR. NOTES • AMENDED UNSECURED CREDIT FACILITY FCFS LINE OF CREDIT NET DEBT TO ADJ. EBITDA ON OCTOBER 4, 2018 $605 4.0 $600 $560 – INCREASED TOTAL LENDER COMMITMENT 3.5 FROM $400 MILLION TO $425 MILLION $500 $460 3.0 – EXTENDED TERM THROUGH OCTOBER 4, $305 $407 2023 $400 $360 2.5 $107 ATIO NCREASED PERMITTED DOMESTIC LEVERAGE R – I $260 $300 2.0 EBT RATIO FROM 3.5 TO 4.0 TIMES DOMESTIC D ET ADJUSTED EBITDA 1.5 N – INCREASED PERMITTED TOTAL LEVERAGE $200 $0 RATIO FROM 2.75 TO 3.0 TIMES TOTAL $300 $300 1.0 ADJUSTED $100 $200 EBITDA 0.5 – AVAILABILITY OF $117 MILLION AS OF OCTOBER 4, 2018 $0 $0 $0 0.0 9/30/2016 12/31/2016 12/31/2017 9/30/2018 AT MERGER 38

FINANCIAL COVENANTS – LINE OF CREDIT FIXED CHARGE COVERAGE RATIO TOTAL LEVERAGE RATIO DOMESTIC LEVERAGE RATIO 2.5 3.5 4.5 2.2 2.1 4.0 3.0 2.0 3.5 1.8 3.2 1.7 2.5 2.9 2.2 3.0 1.5 2.0 2.0 2.5 2.4 1.8 2.2 1.5 1.5 2.0 1.0 1.5 1.0 1.0 0.5 0.5 0.5 0.0 0.0 0.0 9/30/2016 12/31/2016 12/31/2017 9/30/2018 9/30/2016 12/31/2016 12/31/2017 9/30/2018 9/30/2016 12/31/2016 12/31/2017 9/30/2018 FIXED CHARGE RATIO NO LESS THAN TTL LEVERAGE RATIO NO GREATER THAN DOM. LEVERAGE RATIO NO GREATER THAN 39

POST MERGER SHARE REPURCHASE SUMMARY 4.7 MILLION SHARES REPURCHASED 5 50 49 0.5 ) 4 ) 48 ILLIONS 1.2 (M ILLIONS M ( 3 45 UTSTANDING 10% REDUCTION IN TOTAL 1.4 44 O EPURCHASED 2 R SHARES OUTSTANDING HARES SINCE MERGER 0.4 S HARES 43 S OTAL 1 T 0.7 0.3 - 0 0.2 40 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 Q1-2018 Q2-2018 Q3-2018 SHARES REPURCHASED TOTAL SHARES OUTSTANDING 40

DIVIDEND PER SHARE CONTINUES TO GROW ANNUALIZED DIVIDEND INCREASED 14% TO $1.00 PER SHARE $1.00 $1.00 BEGINNING Q4 2018 $0.91 $0.77 $0.25 $0.80 $0.25 $0.20 $0.60 $0.57 $0.25 $0.22 $0.19 $0.19 $0.40 $0.25 $0.22 $0.125 $0.19 $0.20 $0.125 $0.22 $0.25 $0.125 $0.19 $0.00 2016 2017 2018 2019 Run Rate ★ IDENTIFIES DIVIDEND INCREASE QTR 1 QTR 2 QTR 3 QTR 4 41

OVER $1.4 BILLION IN CUMULATIVE INVESTMENTS & SHAREHOLDER PAYOUTS OVER THE LAST 10 YEARS Note: As of 9/30/2018 Cumulative Total $1,400 STOCK REPURCHASES & DIVIDENDS: $ Millions - 9,941,132 SPLIT-ADJUSTED SHARES REPURCHASED - $87 MILLION IN CUMULATIVE DIVIDENDS PAID $1,200 ACQUISITIONS SINCE 2009: $1,000 - 179 STORES ACQUIRED IN U.S. - 642 STORES ACQUIRED IN LATIN AMERICA - 815 STORES ACQUIRED IN CASH AMERICA MERGER $677 $800 CAPITAL EXPENDITURES SINCE 2009: - INCLUDES 543 DE NOVO STORE OPENINGS $600 $605 $400 $475 $200 $269 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 Q3 2018 STOCK REPURCHASES & DIVIDENDS ACQUISITIONS CAPITAL EXPENDITURES OUTSTANDING DEBT 42

JALISCO, MEXICO APPENDIX

NON-GAAP FINANCIAL INFORMATION THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, ADJUSTED PRE-TAX PROFIT MARGIN, ADJUSTED NET INCOME MARGIN, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS (COLLECTIVELY, “ADJUSTED FINANCIAL MEASURES”) AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED IN SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S OPERATING PERFORMANCE AND BECAUSE MANAGEMENT BELIEVES THEY PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED FROM OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THE ADJUSTED FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE ADJUSTED FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE, AMONG OTHER EXPENSES AND BENEFITS, MERGER AND OTHER ACQUISITION EXPENSES BECAUSE IT GENERALLY WOULD NOT INCUR SUCH COSTS AND EXPENSES AS PART OF ITS CONTINUING OPERATIONS. MERGER AND OTHER ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE- RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES AMONG OTHERS. 44

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) TTM ENDED YEAR ENDED DECEMBER 31, SEPT 30, 2015 2016 2017 2018 IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS NET INCOME $60,710 $2.14 $60,127 $1.72 $143,892 $3.00 $172,865 ADJUSTMENTS, NET OF TAX: MERGER AND OTHER ACQUISITION EXPENSES: TRANSACTION - - 14,399 0.41 - - 3,389 SEVERANCE AND RETENTION - - 9,594 0.27 2,456 0.05 1,642 OTHER 1,989 0.07 2,030 0.06 3,254 0.07 2,643 TOTAL MERGER AND OTHER ACQUISITION EXPENSES 1,989 0.07 26,023 0.74 5,710 0.12 7,674 NET TAX BENEFIT FROM TAX ACT - - - - (27,269) (0.57) (27,269) LOSS ON EXTINGUISHMENT OF DEBT - - - - 8,892 0.19 0 NET GAIN ON SALE OF COMMON STOCK OF ENOVA - - (818) (0.02) - - - RESTRUCTURING EXPENSES RELATED TO U.S. 5,784 0.21 - - - - - CONSUMER LOAN OPERATIONS ADJUSTED NET INCOME $68,483 $2.42 $85,332 $2.44 $131,225 $2.74 $153,270 45

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, TTM ENDED SEPT 30, 2015 2016 2017 2018 NET INCOME $60,710 $60,127 $143,892 $172,865 INCOME TAXES 26,971 33,320 28,420 26,303 DEPRECIATION AND AMORTIZATION1 17,446 31,865 55,233 45,514 INTEREST EXPENSE 16,887 20,320 24,035 26,801 INTEREST INCOME (1,566) (751) (1,597) (2,675) EBITDA 120,448 144,881 249,983 268,808 ADJUSTMENTS: MERGER AND OTHER ACQUISITION EXPENSES 2,875 36,670 9,062 11,472 LOSS ON EXTINGUISHMENT OF DEBT - - 14,114 - RESTRUCTURING EXPENSES RELATED TO U.S. CONSUMER LOAN OPS 8,878 - - - NET GAIN ON SALE OF COMMON STOCK OF ENOVA - (1,299) - - ADJUSTED EBITDA $132,201 $180,252 $273,159 $280,280 1 For fiscal year 2015, excludes $493 of depreciation and amortization, which is included in the restructuring expenses related to U.S. consumer loan operations 46

RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, TTM ENDED SEPT 30, 2015 2016 2017 2018 CASH FLOW FROM OPERATING ACTIVITIES $92,749 $96,854 $220,357 $245,730 CASH FLOW FROM INVESTING ACTIVITIES: LOAN RECEIVABLES, NET OF CASH REPAYMENTS (3,716) (16,072) 40,735 22,419 PURCHASES OF PROPERTY AND EQUIPMENT (21,073) (33,863) (37,135) (51,294) FREE CASH FLOW 67,960 46,919 223,957 216,855 MERGER AND OTHER ACQUISITION 6,659 7,817 EXPENSES PAID, NET OF TAX BENEFIT - 20,939 DISCRETIONARY PURCHASES OF STORE REAL 11,164 19,293 ESTATE 3,577 13,407 ADJUSTED FREE CASH FLOW $71,537 $81,265 $241,780 $243,965 Note: Beginning the quarter ending 9/30/2018, the Company modified its definition of adjusted free cash flow and retrospectively applied the definition to prior-period results. The Company now defines adjusted free cash flow as free cash flow adjusted for merger and other acquisition expenses paid that management considers to be non-operating in nature and adjusted for purchases of store real estate, primarily at existing stores, which are included in purchases of property and equipment. 47

INVESTOR CONTACT INFORMATION INVESTOR RELATIONS GAR JACKSON INVESTORRELATIONS@FIRSTCASH.COM GLOBAL IR GROUP INVESTORS.FIRSTCASH.COM GAR@GLOBALIRGROUP.COM (817) 258-2650 (817) 886-6998 48